SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 1, 2010
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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Item 7.01	Regulation FD Disclosure

The following information is being furnished under Item 7.01 "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 1, 2010, Principal Financial Group, Inc. announced its outlook for 2011 operating earnings. The text of the announcement is included herewith as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

Exhibit 99	Press Release Concerning 2011 Outlook Dated December 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ John Egan
Name: John Egan
Title: Vice President – Investor Relations

Date: December 1, 2010

EXHIBIT 99
RELEASE:	On receipt: December 1, 2010
MEDIA CONTACT:	Susan Houser, 515-248-2268, houser.susan@principal.com
INVESTOR RELATIONS CONTACT:	John Egan, 515-235-9500, egan.john@principal.com

PRINCIPAL FINANCIAL GROUP, INC. ANNOUNCES OUTLOOK FOR 2011

(Des Moines, Iowa) – Principal Financial Group, Inc. (NYSE:PFG) today announced that the company expects 2011 operating earnings per diluted share (EPS) to range from $2.80 to $3.00.[1,2]

Guidance for 2011 incorporates certain assumptions including:

  An average S&P 500 Index of 1,250 in 2011, resulting in a 9 to 10 percent increase in average assets under management in 2011 compared to 2010;
  Operating losses for the Corporate segment of $100 million to $120 million
  A diluted weighted average number of common shares outstanding ranging from 315 - 319 million

Conference call information

There is a 30-minute conference call at 9 a.m. ET on Dec. 2, 2010. Company senior leaders will provide additional detail on current performance and 2011 EPS guidance and answer questions. Slides will be available at www.principal.com/investor approximately one-half hour prior to the start of the call.

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[1] Guidance speaks only as of the date it is made. The company does not undertake to update annual guidance during the year, but may do so if significant changes occur in general business conditions or company operations.
2 EPS, which is not measured in accordance with U.S. generally accepted accounting principles (U.S. GAAP), should not be viewed as a substitute for net income available to common stockholders (net income) per diluted share determined in accordance with U.S.
GAAP. EPS is calculated by dividing operating earnings by weighted average shares outstanding. Operating earnings are determined by adjusting net income for the effect of net realized capital gains and losses, as adjusted, and other after-tax adjustments. After-tax adjustments have occurred in the past and could recur in future reporting periods. While these items may be significant components in understanding and assessing the company's consolidated financial performance, management believes the presentation of operating earnings per diluted share enhances the understanding of results of operations by highlighting earnings attributable to the normal, ongoing operations of the company's businesses.

The call can be accessed the following ways:

o	Via live Internet webcast. Please go to www.principal.com/investor at least 10-15 minutes prior to the start of the call to register, and to download and install any necessary audio software.
o	Via telephone by dialing 800-374-1609 (U.S. and Canadian callers) or 706-643-7701 (International callers) approximately 10 minutes prior to the start of the call. The access code is 26701500.
o	Replay of the guidance call via telephone is available by dialing 800-642-1687 (U.S. and Canadian callers) or 706-645-9291 (International callers). The access code is 26701500. This replay will be available approximately two hours after the completion of the live guidance call through the end of day Dec. 9, 2010.

Forward looking and cautionary statements
This press release contains forward-looking statements, including, without limitation, statements as to operating earnings, net income available to common stockholders, net cash flows, realized and unrealized losses, capital and liquidity positions, sales and earnings trends, and management's beliefs, expectations, goals and opinions.
The company does not undertake to update or revise these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended
December 31, 2009, and in the company’s quarterly report on Form 10-Q for the quarter ended September 30,
2010, filed by the company with the Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions that may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; a continuation of difficult conditions in the global capital markets and the general economy that may materially adversely affect the company’s business and results of operations; the actions of the
U.S. government, Federal Reserve and other governmental and regulatory bodies for purposes of stabilizing the financial markets might not achieve the intended effect; the risk from acquiring new businesses, which could result in the impairment of goodwill and/or intangible assets recognized at the time of acquisition; impairment of other financial institutions that could adversely affect the company; investment risks which may diminish the value of the company’s invested assets and the investment returns credited to customers, which could reduce sales, revenues, assets under management and net income; requirements to post collateral or make payments related to declines in market value of specified assets may adversely affect company liquidity and expose the company to counterparty credit risk; changes in laws, regulations or accounting standards that may reduce company profitability; fluctuations in foreign currency exchange rates that could reduce company profitability;
Principal Financial Group, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and regulatory restrictions on the ability of subsidiaries to pay such dividends;
competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; a pandemic, terrorist attack or other catastrophic event; and default of the company’s re-insurers.

About the Principal Financial Group
The Principal Financial Group® (The Principal ® )[3] is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies.
A member of the Fortune 500, the Principal Financial Group has $305.7 billion in assets under management[4] and serves some 18.9 million customers worldwide from offices in Asia, Australia, Europe,
Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock
Exchange under the ticker symbol PFG. For more information, visit www.principal.com.

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[3] "The Principal Financial Group" and “The Principal” are registered service marks of Principal Financial Services, Inc., a member of the
Principal Financial Group.
4 As of September 30, 2010